UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 21, 2005

KMG Chemicals, Inc.
(Exact name of registrant as specified in its charter)

TEXAS	000-29278	75-2640529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10611 Harwin Drive, Suite 402, Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   713-988-9252

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

In connection with the private placement of 1,200,000 shares of our common stock, par value $0.01 per share (“Common Stock”), on April 21, 2005, we entered into Securities Purchase Agreement and a Registration Rights Agreement with Tontine Capital Partners, L.P. and Terrier Partners, L.P.  Under the Registration Rights Agreement, we agreed to use our reasonable best efforts at our expense to prepare and file, as promptly as possible but within 90 days of closing, a registration statement under the Securities Act of 1933, as amended, covering resales of the Common Stock purchased in the private placement.  We have agreed to use our reasonable best efforts to cause that registration statement to be declared effective within 180 days after the closing, and use our reasonable best efforts to keep that registration statement effective for a period of two years after it first becomes effective.

Additional information respecting the private placement is included in Item 3.02 of this Form 8-K, and is incorporated by reference in this Item.  The information set forth in Items 1.01 and 3.02 of this form 8-K is qualified by the Securities Purchase Agreement and the Registration Rights Agreement, which are filed as exhibits.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On April 21, 2005, we sold 1,200,000 shares of Common Stock in a private placement.  Tontine Capital Partners, L.P. purchased 1,000,000 shares, and Terrier Partners, L.P. purchased 200,000 shares.  The shares were purchased at a price of $5.00 per share for an aggregate price of $6,000,000.  We will pay a fee of $275,000 to Boenning & Scattergood, Inc., as placement agent in connection with the offering and issue them 10,000 shares of Common Stock.

The securities sold in the offering were sold in reliance on the exemption from registration in Rule 506 of Regulation D under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

(c)  Exhibits.  The following exhibits are filed herewith:

10.22       Securities Purchase Agreement dated April 21, 2005 between the Company and Tontine Capital Partners, L.P. and Terrier Partners, L.P.

10.23       Registration Rights Agreement dated April 21, 2005 between the Company and Tontine Capital Partners, L.P. and Terrier Partners, L.P.

99.1         Press release of the Company dated April 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ John V. Sobchak	Date: April 22, 2005
John V. Sobchak,
Chief Financial Officer